UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: February 13, 2008

GEOPULSE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-137519	98-0560923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 West Georgia Street, Suite 2772 Vancouver, British Columbia, Canada V6E 3R5
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (778) 318-4988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)

Previous Independent Accountant

On February 13, 2008, Geopulse Exploration, Inc., Inc. (the “Company”), a Nevada  corporation, dismissed Dale Matheson Carr-Hilton Labonte, LLP, Chartered Accountants (“Dale Matheson”), whose address is Suite 1500, 1140 Pender Street, Vancouver, British Columbia, Canada V6E 4G1 as the Company’s principal independent accountant for the fiscal year ended January 31, 2008.  The decision to dismiss the auditor was recommended and approved by the Board of Directors.

The reports of Dale Matheson, for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, except for a “going concern” qualification, and were not qualified or modified as to any uncertainty, audit scope or accounting principle.  During the Company’s two most recent fiscal year and any subsequent interim period up to and including the date of the Company's dismissal of Dale Matheson, there have been no disagreements with Dale Matheson, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dale Matheson, would have caused them to make reference thereto in their report on the financial statements for such periods.

On or about February 13, 2008 the Company provided a draft copy of this report on Form 8-K to Dale Matheson, requesting their comments on the information contained therein.   The responsive letter from Dale Matheson, is filed as an exhibit to their report on Form 8-K.

b)

New Independent Accountant

On February 15, 2008, the Board of Directors of the Company appointed the firm Madsen  & Associates, CPA’s Inc. (“Madsen”), whose address is 684 East Vine Street, #3, Murray, Utah 84107, as the principal independent registered public accounting firm of the Company for the fiscal year ended January 31, 2008.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Madsen regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Madsen provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted Madsen, on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit 16.1 - Responsive Letter from Dale Matheson Carr-Hilton Labonte, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPULSE EXPLORATION, INC.

By: /s/ Tim Sun

Tim Sun, CEO

Date: February 15, 2008